                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 3, 2006


                       ANHEUSER-BUSCH COMPANIES, INC.
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           (Exact name of registrant as specified in its charter)


                 Delaware                   1-7823               43-1162835
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      (State or other jurisdiction        (Commission          (IRS Employer
             of incorporation)            File Number)      Identification No.)


         One Busch Place,            St. Louis, Missouri              63118
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      (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: 314-577-2000
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                                    NONE
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             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         On April 3, 2006, Registrant issued a press release responding to an unsolicited mini-tender offer. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.


Item 9.01         Financial Statements and Exhibits.

         Exhibit 99 - Press Release issued by Registrant dated April 3, 2006, containing Registrant's response to an unsolicited mini-tender offer.




                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANHEUSER-BUSCH COMPANIES, INC.
                                  (Registrant)



                                  BY: /s/ JoBeth G. Brown
                                      ----------------------------
                                      JoBeth G. Brown
                                      Vice President and Secretary

April 3, 2006
    (Date)



                                EXHIBIT INDEX
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Exhibit No.       Description
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     99 Press release issued by Registrant dated April 3, 2006, containing Registrant's response to an unsolicited mini-tender officer.